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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 22, 1997

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      33-93574         13-3836437
----------------------------         -----------        ----------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
     of Incorporation)               File Number)       Identification No.)

245 Park Avenue
New York, New York                                              10167
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------


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Item 5.  Other Events.
----     -------------

Filing of Form T-1.
-------------------

         In connection with the offering of the Bear Stearns Asset Backed Securities, Inc. Asset Backed Notes and Asset Backed Certificates, Series 1997-3 (together, the "Securities"), Bear Stearns Asset Backed Securities, Inc. is filing a Form T-1 with respect to Norwest Bank Minnesota, National Association, as trustee.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         Exhibit 25- Form T-1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BEAR STEARNS ASSET BACKED
                                                     SECURITIES, INC.

                                                     By:  /s/ Matthew Perkins
                                                          -------------------
                                                      Name: Matthew Perkins
                                                      Title: Associate Director

Dated:  September 22, 1997


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                                  Exhibit Index
                                  -------------

Exhibit                                                 Page
-------                                                 ----

25   Form T-1 with respect to Norwest Bank                6
      Minnesota, National Association, as Trustee.



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